Exhibit 99.2

Sovereign Bancorp, Inc. Investor Presentation July 23, 2008

Overview of Sovereign

Investment Considerations Sovereign is one of the last large independent franchises in the Northeastern United States The Northeast geographic region has exhibited stable economic growth with a diversified economic base that has experienced limited volatility during the current economic downturn Management team focused on managing risk and servicing customers New organization structure and strengthened management team Conservative, disciplined stewards of shareholders capital Focused on core business activities within the deposit franchise Focused on improving core operating performance Expanding net interest margin through improved loan and deposit mix Reinvigorating retail banking through the Customer First initiative Continue to build fortress balance sheet with higher capital ratios and loan loss reserves

5 Largest MSA's in Northeast U.S. An Exceptional Franchise Serving the Northeastern United States 750 community banking offices Over 2,300 ATM's Approx. 12,000 team members Sources: ESRI, SNL Financial, U.S. Department of Labor 1 Market share as of June 2007 2 Median household income as of 2007 3 As of April 2008. Quartile ranking out of 369 MSA's, ranked highest to lowest

Weakening U.S. Economy Expansion Recovery At risk In recession Source: Moody's Economy.com Analysis as of May 2008 6 of the top 26 U.S. cities based on total population and 22% of the households in the top 100 MSA's are in Sovereign's footprint

Government and Government Enterprises 0.1385 Finance and Insurance 0.1314 Professional and Technical Services 0.109 Health Care and Social Assistance 0.1064 Manufacturing 0.1035 Retail Trade 0.0572 Wholesale Trade 0.0521 Construction 0.0516 Other 0.2503 Northeast Region Has Diversity and Stability Diversified Economy Industry Employment Stable Economic Growth Sources: Bureau of Economic Analysis, U.S. Department of Commerce; SNL Financial 1 Northeast consists of BEA defined New England and Middle Atlantic regions (CT, MA, ME, NH, NJ, NY, PA, RI, VT) 2 Dollars in billions; data as of 2005, the most recent available Current 4-Year CAGR 2007-2012 Projected Population Growth New York City $1,056.4 4.1% 2.9% Philadelphia $295.2 5.1% 3.0% Boston $261.1 3.1% 1.9% Hartford $67.0 4.4% 3.1% Providence $59.4 5.2% 1.9% National Average $12,433.9 5.3% 6.3% GDP2

Top Northeastern U.S. Banks and Thrifts by Deposits Rank Institution # of Branches Deposits1 ($ billions) Market Share (%) 1 Bank of America Corp. 2 1,703 155.1 10.7 2 JPMorgan Chase & Co. 3 863 133.8 9.2 3 Wachovia Corp. 907 89.2 6.2 4 Royal Bank of Scotland Group 1,165 79.8 5.5 5 Toronto-Dominion Bank 1,040 71.4 4.9 6 PNC Financial Services Group 1,015 69.2 4.8 7 Citigroup Inc. 360 67.6 4.7 8 Sovereign Bancorp, Inc. 748 49.1 3.4 9 HSBC Holdings plc 4 425 48.7 3.4 10 Capital One Financial Corp. 360 39.0 2.7 11 M&T Bank Corp. 688 35.0 2.4 12 Washington Mutual Inc. 328 19.2 1.3 13 KeyCorp 306 18.4 1.3 14 Bank of New York Mellon Corp. 5 33 17.7 1.2 15 New York Community Bancorp 220 15.2 1.0 Top 15 Total 10,161 908.2 62.8 Total 20,512 1,447.0 100.0 Source: SNL Financial, FactSet. Market data as of December 18, 2007 1 Deposit data as of June 30, 2007, pro forma ownership as of 12/18/07. 2,3,4,5 Excludes corporate deposits at main branch of $17.3 billion, $126.0 billion, $22.2 billion, and $29.3 billion, respectively

Sovereign's Business Model Centralized strategy with local decision making Centralized commercial and consumer leadership ensures consistent product, pricing, policy and performance

Sovereign Management Team

Name	Business Unit	Years of Experience	Prior Institutions
Joe Campanelli	President & CEO	25	Shawmut, Fleet
Matthew Kerin	Managing Director of Corporate Specialties Group	22	Shawmut, Fleet, FleetBoston, Bank of America
Roy Lever	Managing Director of Retail Banking Group	30	Fleet, Bank of America
Salvatore Rinaldi	Managing Director of Corporate Services Group	30	Shawmut, Fleet
M. Robert Rose	Chief Risk Management Officer	30	Shawmut, BankBoston, Fleet
Patrick Sullivan	Managing Director of Commercial Banking Group	25	Shawmut, BankNorth, Bank of Ireland
Kirk Walters	Chief Financial Officer	25	Chittenden, Northeast Federal Corp, CalFed

9

Sovereign Bancorp

What to Expect Going Forward Operate a diversified business model in our core franchise and reduce out of market exposure Disciplined risk management practices Maintain a conservative and appropriate capital position Improving quality and transparency of financial results Driving Customer First Initiative through the Sovereign retail organization Specific customer goals Measuring success Holding organization accountable for results

Reinvigorating Retail Banking

Reduced scope of responsibility with District Executive coverage, 10:1 offices on average Reduced variability of platform sellers by increasing individual productivity Strengthened analytic capabilities Heightened focus on mass market small business Ensures governance is in place for a consistent organizational structure with strong lines of command, with a heightened performance management discipline and sales culture New Retail Banking Organization

2008 Retail Initiatives Sovereign account maintenance/customer servicing initiatives Expedite processing and reduce error rates Improve the customer experience by capitalizing on consistent problem tracking and addressing root causes New account opening - short term initiative Improves customer information storage/integrity, ease of use and account opening transaction flows/screens Reduces data entry time and allows for more robust customer conversation Revenue enhancements with improved margin and fee retention Instill rigorous product management Create a distribution strategy to position Sovereign for growth in key markets Begin to gather research to effectively apply lessons learned from customers

Customer Opportunity Results derived from analysis of 1.8 million Sovereign households Analysis of households with 1 or more deposit and/or lending products 85% of all deposit accounts now assigned to a personal banker Deeper penetration on key products and household members Higher level of accountability of team members 1 2 3+ revs 350 1000 1600 revs SOV Households Number* Percent * in thousands 1,221 66% 517 28% 123 6% Revenue Factor per Household 2 to 2.5x 3 to 4x

Retail Checking Account Sales Customer First Results

Net Checking Production 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 Retail -594 -1135 -811 54 135 1243 676 1649 2190 2433 2487 -1000 1054 1023 1146 1532 251 1341 1333 920 1356 1439 1006 -63 1297 1217 Weeks Customer First Results Number of accounts Purge of inactive accounts

Core Product Productivity Q2 2007 Q2 2008 DDA 1.8 2.7 Savings/MM/CD 2.2 1.67 Loan/Credit Card 0.7 1.9 Other 0.4 0.43 5.1 6.7 Checking Savings/MM/CD Loan/Credit Card Other +31% Customer First Results Number of products Per FTE per week Total

Balance Sheet Profile and Capital Position

Diversified Asset Base Comm'l Real Estate 0.164 Investment Securities 0.152 Other Consumer Loans 0.004 Auto 0.082 Home Equity 0.08 Residential Mortgages 0.158 Other Comm'l Loans 0.022 Multi-Family 0.056 C&I 0.163 Earning assets average balance as percentage of total assets Total Loans $58.2 billion Total Commercial Loans 56% of Loans Total Consumer Loans 44% of Loans June 30, 2008 Comm'l Real Estate 0.127 Investment Securities 0.172 Other Consumer Loans 0.0005 Auto 0.051 Home Equity 0.113 Residential Mortgages 0.199 Other Comm'l Loans 0.016 Multi-Family 0.068 C&I 0.126 Total Loans $63.4 billion Total Commercial Loans 48% of Loans Total Consumer Loans 52% of Loans December 31, 2006

In-footprint In-footprint Out-of-footprint Out-of-footprint Out-of-footprint $ in millions Balance New England Mid-Atlantic1 FL CA Other Commercial RE $13,271 27% 59% 4% 2% 7% Multi-Family 4,669 8% 78% 5% 3% 7% C&I and Other Commercial 14,495 34% 44% 3% 3% 16% Residential 9,019 37% 46% 1% 2% 14% Residential Alt-A 2,837 22% 31% 6% 26% 15% Direct Home Equity 6,089 41% 57% 0% 0% 2% Correspondent Home Equity 416 6% 26% 5% 13% 50% Auto and Other Consumer Loans 6,609 39% 26% 13% 0% 22% Total loans $57,406 31% 50% 4% 3% 12% Geographic Diversity of Loan Portfolio Based on outstanding balances at June 30, 2008 1 Includes New York

Risk Profile of Core Businesses ($ in millions) Balance % of Loans NPLs / Loans NCOs / Average Loans1 Total Past Dues / Loans2 Allowance / Loans Commercial RE $13,271 23% 0.88% 0.05% 0.48% 1.80% Multi-Family 4,669 8% 0.90% 0.02% 1.07% .71% C&I and Other Commercial 14,495 25% 0.89% 0.85% 0.52% 1.75% Residential Mortgages 9,019 15% 0.53% 0.10% 2.59% .44% Alt-A Mortgages 2,837 5% 3.01% 0.32% 5.57% .44% Direct Home Equity 6,089 11% 0.33% 0.30% 0.46% .53% Auto & Other Consumer Loans 4,406 8% 0.06%3 1.34% 2.08% 1.24% Core Businesses $54,786 95% 0.81% 0.42% 1.28% 1.22% Data at June 30, 2008 1 2Q08 Annualized 2 Excludes non-performing loans 3 Auto loans accrue interest until they are 120 days delinquent, at which point they are charged-off

Risk Profile of Runoff Loan Portfolio ($ in millions) Balance % of Loans NPLs / Loans NCOs / Average Loans1 Total Past Dues / Loans2 Allowance / Loans Correspondent Home Equity $416 .8% 10.77% 5.80% 8.31% 12.31% Out of Market Auto 2,203 4% n/a3 4.01% 3.62% 3.91% Runoff Loans $2,619 5% 1.71% 4.50% 4.36% 5.09% Total Loans $57,406 100% 0.85% 0.60% 1.42% 1.47% Data at June 30, 2008 1 2Q08 Annualized 2 Excludes non-performing loans 3 Auto loans accrue interest until they are 120 days delinquent, at which point they are charged-off

CD's 0.23 Money Market 0.24 Savings 0.09 Repo 0.05 NOW 0.11 DDA 0.14 Government 0.07 Wholesale 0.07 High-Quality Deposit Funding CD's 0.22 Money Market 0.16 Savings 0.09 Repo 0.04 NOW 0.12 DDA 0.12 Government 0.07 Wholesale 0.18 Average balances as a % of total deposits June 30, 2008 December 31, 2006 Total Deposits $52.8 billion Excluding Wholesale $43.2 billion Total Deposits $47.8 billion Excluding Wholesale $44.5 billion

Inexpensive Source of Funding ($ in millions) Average Balance % of Average Balance Rate Demand deposit accounts $6,732 14.1% 0.00% NOW accounts 5,209 10.9% 0.82% Savings accounts 4,107 8.6% 0.63% Money market accounts 11,349 23.8% 2.02% Time deposits 11,258 23.6% 3.91% Government deposits 3,258 6.8% 2.41% Customer repurchase agreements 2,571 5.4% 1.41% Wholesale deposits 3,275 6.9% 2.02% Total deposits $47,761 100.0% 1.92% As of June 30, 2008

High-Cost Wholesale Deposits Reduced in Excess of $6.2 Billion Over 18 Months $ in billions Excludes customer repurchase agreements

Tangible Common Equity Tangible Equity Tier 1 Leverage East 4571 4767 3819 West 2553 North 0 0 Strengthened Capital Levels $ in millions Sovereign Bancorp Excess Capital Capital required to maintain 5% Tier 1 Leverage (well- capitalized) * Includes Other Comprehensive Income ("OCI") At June 30, 2008 * *

Tier 1 Leverage Tier 1 Risk-Based Total Risk-Based East 3801 4016 6694 West 1729 1239 942 North 0 Excess Capital Excess Capital Strengthened Capital Levels Capital required to maintain 5% Tier 1 Leverage (well- capitalized) $ in millions Sovereign Bank Capital required to maintain 6% Tier 1 Risk-Based (well- capitalized) At June 30, 2008 Capital required to maintain 10% Total Risk-Based (well- capitalized) Excess Capital

Capital Ratios Exceed "Well-Capitalized"

Operating Metrics

Expanding Net Interest Margin Net Interest Margin 2006 0.0275 1Q07 0.027 2Q07 0.0271 3Q07 0.0274 4Q07 0.0277 1Q08 0.0288 2Q08 0.0306

Trended Balances and Yields Balance Yield 2006 14.6 0.0582 1Q07 15.2 0.0609 2Q07 14 0.0615 3Q07 13.9 0.0624 4Q07 13.6 0.0614 1Q08 13 0.0617 2Q08 12.1 0.0608 Average Balance Yield Investment Securities Loans Balance Yield 2006 54.8 0.0645 1Q07 61.2 0.0672 2Q07 56.8 0.0669 3Q07 56.7 0.0672 4Q07 57.5 0.066 1Q08 58.2 0.062 2Q08 58.2 0.0581 Average Balance Yield Balance Yield 2006 37.69 0.0227 1Q07 43.21 0.0238 2Q07 43.9 0.0239 3Q07 43.89 0.0252 4Q07 44.88 0.0293 1Q08 44.92 0.0253 2Q08 44.5 0.0192 Deposits, excluding Wholesale Average Balance Cost Balance Yield 2006 23.4 0.0485 1Q07 25.3 0.0521 2Q07 20.6 0.0537 3Q07 21.4 0.053 4Q07 21.8 0.0508 1Q08 23.4 0.0477 2Q08 22.9 0.0469 Borrowings Average Balance Cost $ in billions

Performance Statistics 2006 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 Return on Average Assets .17% .22% .72% .28% -7.74% .50% .64% Return on Average Tangible Assets .17% .24% .77% .30% -8.25% .52% .67% Return on Average Equity 1.82% 2.23% 6.71% 2.63% -72.92% 5.78% 6.78% Return on Average Tangible Equity 4.46% 5.48% 16.17% 6.34% -174.96% 11.67% 12.44% Efficiency Ratio 53.33% 61.83% 52.29% 57.12% 54.52% 56.15% 53.68% Annualized NCO's .96% .16% .18% .24% .42% .51% .60% NPL's to Loans .38% .43% .42% .49% .53% .71% .85% NPA's to Total Assets .29% .34% .34% .39% .43% .59% .70% NPA's/Tangible Equity + Allowance 6.0% 6.9% 8.1% 7.9% 8.6% 12.2% 9.9% Allowance to Total Loans .88% .90% .92% 1.14% 1.28% 1.36% 1.47%

Appendix

What Is Sovereign's CDO Exposure? Sovereign's CDO exposure consists 100% of synthetic credit default swaps referencing corporate debt, NOT sub-prime or ABS securities The portfolio totals $750 million, 10-year final maturity bonds (remaining maturity 8.4 years), yielding 4.49% (LIBOR + 169 bps) 15 tranches all AAA or AA rated 5.10% weighted average subordination; 1.94x worst 10-year period of investment grade bond losses over last 30 years, 3.01x historical average loss rate Parameters in place to manage credit risk: Structures are synthetic Maximum company specific exposure of 1% Maximum industry exposure of 8% Top 5 industries: Financial intermediaries, Insurance, Utilities, REITS/REOCs, Sovereign countries Ability to restructure pool to minimum rating of A+ Held as investments available-for-sale; therefore, mark-to-market adjustment flows through other comprehensive income Unrealized loss of $390.5 million pre-tax at June 30, 2008

Residential Mortgages - 21% of Total Loans Residential Mortgages, excluding Alt-A Residential Mortgages, excluding Alt-A Outstanding Balance $9.0 billion Weighted Average FICO 738 Weighted Average LTV 51.7% Fixed Rate Adjustable Rate 64% 36% 2008 5% 2007 7% 2006 11% 2005 33% 2004 14% 2003 13% 2002 4% Pre-2002 13% Portfolio Vintage Alt - A Mortgages Alt - A Mortgages Outstanding Balance $2.8 billion Weighted Average FICO 714 Weighted Average LTV 61.0% Fixed Rate Adjustable Rate 34% 66% 2008 1% 2007 19% 2006 36% 2005 33% 2004 5% 2003 4% 2002 1% Pre-2002 1% Portfolio Vintage 1 1 1 1 Data as of 6/30/08 1) Statistics based on original loan amount and are as of time of origination for those loans. Data represents 83% of residential mortgage balances and 95% of Alt-A balances

Residential Mortgages Residential Mortgages, excluding Alt-A FICO Loan-to-Value Alt-A Mortgages FICO Loan-to-Value Data as of 6/30/08. Statistics based on current FICO and original LTV. Represents 83% of residential mortgage balances and 95% of Alt-A balances.

Direct Home Equity Lending - 10% of Total Loans Direct Home Equity Direct Home Equity Outstanding Balance $6.0 billion Weighted Average FICO 774 Weighted Average CLTV 57.3% Fixed Rate Loans Lines of Credit 59% 41% First Lien Second Lien 35% 65% 2008 16% 2007 26% 2006 22% 2005 15% 2004 9% 2003 7% 2002 2% Pre 2002 3% Portfolio Vintage 1 Data as of 6/30/08 1) Statistics based on original loan amount and are as of time of origination for those loans that data were available. Data represents 86% of balances. 1

Direct Home Equity Lending 1st Lien - $2.1 billion FICO Loan-to-Value 2nd Lien - $3.9 billion FICO Loan-to-Value Data as of 6/30/08. Statistics based on current FICO and original LTV. Represents 86% of balances.

Data as of June 30, 2008 1 Statistics based on original loan amount and are as of time of origination for those loans that data were available. 2 Statistics based on current FICO for those loans that data were available. 3 In reaction to projected declines in housing values, increased delinquency and charge-off rates, reserves were increased on this portfolio by $47 million in the aggregate in 3Q07 and by $7 million in 1Q08. Data represents 100% of balances. Second Lien Second Lien Outstanding Balance $108 million Reserves $42 million Balance, net $66 million Weighted Average FICO 607 Weighted Average CLTV 90% 2008 0% 2007 0% 2006 8% 2005 35% 2004 25% 2003 8% 2002 7% Pre 2002 17% Correspondent Home Equity Loans - <1% of Total Loans First Lien First Lien Outstanding Balance $308 million Discount $24 million Reserves $9 million Balance, net $275 million Weighted Average FICO 674 Weighted Average CLTV 71% 2008 0% 2007 0% 2006 23% 2005 22% 2004 31% 2003 11% 2002 7% Pre 2002 6% 3 2 1 3 2 1 Portfolio Vintage Portfolio Vintage

Correspondent Home Equity Lending 1st Lien - $308 million FICO Loan-to-Value 2nd Lien - $108 million FICO Loan-to-Value Data as of June 30, 2008. Statistics based on original loan amount and current FICO. Data represents 100% of balances.

Indirect Auto - 11% of Total Loans In Footprint In Footprint Outstanding Balance $4.0 billion Weighted Average FICO 728 New Used 54% 46% >761 32% 741-760 10% 721-740 12% 701-720 681-700 661-680 641-660 621-640 <620 14% 10% 8% 7% 4% 3% 2008 16% 2007 38% 2006 25% 2005 15% Pre 2005 7% Portfolio Vintage 1 Data as of 6/30/08 1) Statistics based on original loan amount and are as of time of origination for those loans that data were available. Data represents 95% of balances. Out of Footprint Out of Footprint Outstanding Balance $2.3 billion Weighted Average FICO 713 New Used 55% 45% >761 19% 741-760 8% 721-740 12% 701-720 681-700 661-680 641-660 621-640 <620 20% 14% 12% 9% 5% 2% 2008 2% 2007 82% 2006 14% 2005 1% Pre 2005 1% Portfolio Vintage FICO Distribution FICO Distribution 1

Indirect Auto Indirect Auto Excluding SUV/Truck Indirect Auto Excluding SUV/Truck Outstanding Balance $3.4 billion New Used 53% 47% In-footprint Out of Footprint 64% 36% >761 27% 741-760 9% 721-740 12% 701-720 681-700 661-680 641-660 621-640 <620 16% 11% 10% 7% 4% 3% SUV/Truck Exposure SUV/Truck Exposure Outstanding Balance $2.9 billion New Used 57% 43% In-footprint Out of Footprint 58% 42% >761 27% 741-760 9% 721-740 12% 701-720 681-700 661-680 641-660 621-640 <620 17% 11% 10% 8% 4% 2% FICO Distribution FICO Distribution Data as of 6/30/08 1) Statistics based on original loan amount and are as of time of origination for those loans that data were available. Data represents 95% of balances.

Forward-Looking Statements This press release contains statements with respect to Sovereign's vision, mission, strategies, goals, beliefs, plans, objectives, expectations, anticipations, estimates, intentions, financial condition, results of operations, future performance and business of Sovereign. These statements constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Sovereign believes that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties which are subject to change based on various important factors (some of which are beyond Sovereign's control). Among the factors which would cause Sovereign's financial performance to differ materially from that expressed in the forward-looking statements are: the strength of the United States economy in general and the strength of the regional and local economies in which Sovereign conducts operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; adverse changes in the securities markets, including those related to the financial condition of significant issuers in our investment portfolio; the impact of changes in financial services policies, laws and regulations, including laws, regulations and policies concerning taxes, banking, capital, liquidity, proper accounting treatment, securities and insurance, and the application thereof by regulatory bodies and the impact of changes in and interpretation of generally accepted accounting principles in the United States; changes in asset quality; and Sovereign's success in managing the risks involved in the foregoing. If one or more of the factors affecting Sovereign's forward-looking information and statements proves incorrect, then Sovereign's actual results, performance or achievements could differ materially from those expressed in, or implied by, forward- looking information and statements. Any forward looking statements only speak as of the date hereof. Sovereign does not intend to update any forward-looking information and statements, whether written or oral, to reflect any change.

Sovereign Bancorp, Inc.